Exhibit 4.1

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                                Simple Tech Inc.

                    TOTAL AUTHORIZED ISSUE 200,000,000 SHARES

                                                                 See Reverse for
                                                             Certain Definitions

  150,000,000 SHARES                                         50,000,000 SHARES
PAR VALUE $.0001 EACH                                      PAR VALUE $.0001 EACH
    COMMON STOCK                                               PREFERRED STOCK


This is to Certify that ______________________________________ is the owner of

________________________________________________________________________________
            FULLY PAID AND NONASSESABLE SHARES OF PREFERRED STOCK OF
                                Simple Tech Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


__________________________________            __________________________________
                         Secretary                                     President

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT....Custodian
TEN ENT - as tenants by the entireties                            (Cust) (Minor)
JT TEN -  as joint tenants with right
          of survivorship and not as                      Act____________
          tenants in common                                    (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated: _____________________       ___________

In presence of

                                             ___________________________________


_____________________________________________